Summary Prospectus    August 28, 2022

crossmarkglobal.com/stewardfunds

Steward Values-Focused Large Cap Enhanced Index Fund

Class	/ Ticker	Class A	SEEKX	Class C	SEEBX	Class R6	SEEHX	Institutional Class	SEECX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the Fund online at https://www.crossmarkglobal.com/stewardfunds/. You can also get this information at no cost by e-mailing a request to stewardfunds@crossmarkglobal.com, calling 1-888-845-6910 or asking your financial representative. The Prospectus and SAI, both dated August 28, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.22%	0.22%	0.22%	0.22%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.37%	0.32%	0.27%	0.36%
Total Annual Fund Operating Expenses	0.84%	1.54%	0.49%	0.58%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 155) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 155) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and

Summary Prospectus	August 28, 2022	Steward Funds

•	The Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$826	$1,012	$1,547
Class C (With Redemption)	$256	$485	$837	$1,640
Class C (Without Redemption)	$156	$485	$837	$1,640
Class R6	$50	$156	$271	$610
Institutional Class	$59	$184	$321	$720

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens.* Large-cap companies are defined by the market capitalization range of the Fund’s benchmark index from time to time. This market capitalization range, as of June 30, 2022, is $3.1 billion to $2.212 trillion. The Fund’s benchmark index is a widely recognized broad-based large-cap index and is the same index identified in the Average Annual Total Returns table below. The companies included in the benchmark index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.

The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics, e.g., companies that through their activities, both externally and internally, support widely-held traditional values consistent with the values expressed in the values-based screens described below. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice. Portfolio management starts with a portfolio of securities that matches the weightings of the benchmark index and then applies the values-based screens described below to avoid investments in a list of prohibited companies. Portfolio management then takes the aggregate weighting of the screened securities and adds an extra 0.10% to the weightings of the securities of the remaining portfolio companies that have the highest values-based scores as determined by portfolio management until the entire weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the portfolio, then the 80 remaining portfolio companies with the highest values-based scores would each have their weighting in the portfolio increased by 0.10%. Portfolio management develops its values-based scores primarily based on data and rankings generated by third-party providers and supplemented with Crossmark’s own internal research on the values-based characteristics of certain companies. In the event of changes to the companies included in the benchmark index, changes in the weightings of the companies included in the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the values-based scores of the portfolio companies, portfolio management will rebalance the portfolio in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the benchmark index and the Fund will perform differently than the benchmark index.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling

*

The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

Summary Prospectus	August 28, 2022	Steward Funds

(to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

• Values-based Screening Policies Risk – The Fund’s values-based screening policies exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. If the Fund has invested in a company that is later discovered to be in violation of one or more screening criteria and liquidation of an investment in that company is required, selling the securities at issue could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

• Values-based Investing Risk – Increasing exposure to investments that exhibit positive values-based characteristics, as determined by portfolio management, carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any values-based characteristics. The values-based research, data and ratings used by portfolio management are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors can differ in their views of what constitutes positive values-based characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor.

• Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

• Large-Cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

• Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

• Market Disruption and Geopolitical Risk – Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the value of the Fund and its investments. Such events include Russia’s recent military incursions in Ukraine, the pandemic of the novel coronavirus disease known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit) and the ongoing trade disputes between the United States and China. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of

Summary Prospectus	August 28, 2022	Steward Funds

issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund and its investments. Given the increasing interdependence among global economies and markets, conditions in one country, market or region might adversely affect markets, issuers and/or foreign exchange rates in other countries, including the United States. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by the Fund.

Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursions and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

The COVID-19 pandemic has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Market disruptions could cause the Fund to lose money, experience significant redemptions and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

• Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

• Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

Summary Prospectus	August 28, 2022	Steward Funds

Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

Institutional Class Calendar Year Total Returns

Steward Values-Focused Large Cap Enhanced Index Fund

Year-by-year total return as of 12/31 each year (%)

Institutional Class Shares

Best Quarter	Q2 2020	21.91%
Worst Quarter	Q1 2020	-24.87%
Year-To-Date Return	Q2 2022	-20.82%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	31.02%	16.65%	15.53%
Return After Taxes on Distributions	22.46%	14.04%	13.27%
Return After Taxes on Distributions and Sale of Fund Shares	23.04%	12.95%	12.43%
Class A1
Return Before Taxes	23.25%	14.94%	14.48%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2021

	1 Year	Since Class Inception (12/14/17)
Class C
Return Before Taxes	28.17%	13.32%
Class R6
Return Before Taxes	31.21%	15.00%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	17.56%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Summary Prospectus	August 28, 2022	Steward Funds

Management

Crossmark is the Fund’s investment adviser. Brent Lium serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Lium is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since 2019. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2020.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Independent Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	August 28, 2022	Steward Funds